CONTACT:

Brainerd Communicators

Ray Yeung / Jo Anne Barrameda (Media)

yeung@braincomm.com / barrameda@braincomm.com

Corey Kinger (Investors)

kinger@braincomm.com

212.986.6667

TMNG GLOBAL ANNOUNCES REVERSE STOCK SPLIT PROPOSAL

Overland Park, KS – December 14, 2009 – TMNG Global (NASDAQ: TMNG) announced today that it has filed a definitive proxy statement with the Securities and Exchange Commission requesting shareholder approval to effect a 1-for-5 reverse stock split of the Company’s issued and outstanding common stock. The Board of Directors’ primary objective in proposing the reverse stock split is to raise the per-share trading price of the Company’s common stock to better enable the Company to maintain the listing of its common stock on NASDAQ.

TMNG Global will hold a special meeting of stockholders on January 21, 2010 at 9:00 a.m. ET to seek approval for the reverse stock split. Stockholders of record at the close of business on December 4, 2009 are entitled to notice of and to vote at the special meeting of stockholders.

A definitive proxy statement regarding the proposed reverse stock split will be mailed to all stockholders on or prior to December 14, 2009. Copies of the definitive proxy statement and other relevant documents are publicly available at no charge from the Securities and Exchange Commission's website at www.sec.gov, and may also be obtained free of charge from TMNG Global by contacting Investor Relations in writing at TMNG Global, 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210. Stockholders are urged to read the proxy statement prior to submitting their vote because the proxy statement contains important information.

TMNG Global and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the special meeting of stockholders. Investors can find information about the interests of the directors and executive officers in the proxy statement.

About TMNG Global

TMNG Global (NASDAQ: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG, and Cartesian, and its base of over 500 consultants, have provided strategy, management, and technical consulting, as well as products and services, to more than 1200 communications service providers, entertainment, media, and technology companies and financial services firms worldwide.  The company is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, London, New Jersey, New York, Shanghai and Washington, D. C.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the continued listing of the Company's common stock on Nasdaq, the ability of the Company to successfully integrate recent acquisitions, conditions in the telecommunications industry, overall economic and business conditions (including the recent worsening of conditions in the credit markets and in general economic conditions), the demand for the Company’s services (including the recent slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in TMNG Global’s filings with the Securities and Exchange Commission, including the risks described in TMNG Global’s periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended January 3, 2009 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. TMNG Global does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

# # #